Exhibit 32.1

Certification of the Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Yumin Liu, the Chief Executive Officer of Emeren Group Ltd (the “Company”), hereby certify, that, to my knowledge:

1.

The Annual Report on Form 10-K for the year ended December 31, 2024 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 24, 2025

By:	/s/ Yumin Liu
Name:	Yumin Liu
Title:	Chief Executive Officer
(Principal Executive Officer)